UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 13, 2010

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive, Minnetonka, MN		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 996-1674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On May 18, 2010, Communications Systems Inc. announced the appointment of William G. Schultz as Executive Vice President of Operations.  Mr. Schultz has previously served as Vice President and General Manager of Transition Networks (“TNI”), the Company’s subsidiary selling connectivity and data transmission products since October 2007.  Prior to that, he served as TNI’s Vice President of Marketing for six and a half years. In his new role, Mr. Schultz will have responsibility for overseeing the Company’s TNI and Suttle business units and its Corporate IT group. The Board of Directors took action on May 13, 2010 to appoint Mr. Schultz to the position of Executive Vice President of Operations, as of that date.  Information with respect to Mr. Schultz’s participation in Company plan is contained in the Proxy Statement for the May 18, 2010 Annual Meeting of Shareholders.

A copy of the Press Release announcing the appointment of William G. Schultz as Executive Vice President of Operations is included as Exhibit 99.1 to the Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2010, Communications Systems, Inc.  (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”).  Of the 8,357,559 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 7,534,128 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

Proposal 1.   To elect two directors of the Company to hold office until the 2013 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Gerald D. Pint	3,924,508	1,653,714	1,955,906
Curtis A. Sampson	3,912,612	1,665,610	1,955,906

Proposal 2.   To ratify and approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.

For	Against	Abstain	Broker Non-Vote
7,488,535	40,084	5,509	-0-

As a result, at the Annual Meeting, the shareholder elected each of Mr. Pint and Mr. Sampson directors of the Company and ratified and approved appointment of Deloitte & Touche LLP.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated May 18, 2010, announcing appointment of William G. Schultz as Executive Vice President of Operations for Communications Systems, Inc. .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ David T. McGraw
David T. McGraw Chief Financial Officer

Date:  May 19, 2010